Investment Properties	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about investment property [abstract]
Investment Properties
13.
Investment Properties

Changes in investment properties account for the years ended December 31, 2025 and 2024 are as follows:

	Land	Land Improvements	Building	Total
	(in million pesos)
December 31, 2025
Balances at beginning of the year	2,882	12	106	3,000
Net gains (losses) from fair value adjustments charged to other comprehensive income	3,386	(90)	298	3,594
Transfers from property and equipment	464	168	219	851
Net gains (losses) from fair value adjustments charged to profit or loss	346	(1)	7	352
Disposals during the year	(8)	—	—	(8)
Balances at end of the year	7,070	89	630	7,789

December 31, 2024
Balances at beginning of the year	1,184	12	119	1,315
Net gains from fair value adjustments charged to other comprehensive income	2,093	—	—	2,093
Transfers to property and equipment - net	(398)	—	(19)	(417)
Net gains from fair value adjustments charged to profit or loss	17	—	6	23
Disposals during the year	(14)	—	—	(14)
Balances at end of the year	2,882	12	106	3,000

Investment properties, which consist of land, land improvements and building, are stated at fair values, which have been determined based on appraisal performed by independent firms of appraisers, industry specialists in valuing these types of investment properties.

The valuation for land was based on a market approach valuation technique using price per square meter. The valuation for building and land improvements was based on a cost approach valuation technique using current material and labor costs for improvements based on external and independent reviewers.

We have determined that the highest and best use of some of the idle or vacant land properties at the measurement date would be to convert the properties for residential or commercial development. The properties are not being used for strategic reasons.

We have no restrictions on the realizability of our investment properties and no contractual obligations to either purchase, construct or develop investment properties or for repairs, maintenance and enhancements.

Repairs and maintenance expenses related to investment properties that do not generate rental income amounted to
Php119 million, Php122 million and Php129 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Rental income relating to investment properties that are being leased and included as part of other miscellaneous income amounted to Php62 million, Php59 million and Php57 million for the years ended December 31, 2025, 2024 and 2023, respectively. See Note 10 – Leases.

The above investment properties were categorized under Level 2 and Level 3 of the fair value hierarchy. There were no transfers in and out of Level 2 and Level 3 of the fair value hierarchy.

Significant increases or decreases in price per square meter for land, current material and labor costs of improvements would result in a significantly higher or lower fair value measurement.